SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 1, 2003

Date of Report

(Date of earliest event reported)

AQUANTIVE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-29361	91-1819567
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

506 Second Avenue, 9th Floor, Seattle, Washington 98104

(Address of principal executive offices, including zip code)

(206) 816-8800

(Registrant’s telephone number, including area code)

Item 5. Other Events

On August 1, 2003, Dow Jones Newswires published an article about aQuantive, Inc. (the “Company”), which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Certain statements in the article are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as ‘aims, anticipates, believes, estimates, expects, intends, plans, predicts, projects or targets’ or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. The forward-looking statements in the article include, without limitation, statements about additions of clients in the Company’s operating units, statements about the Company as a leading indicator of the economic recovery in the online advertising industry, and statements about increases in the percentage of the Company’s ad revenue attributable to rich media and search engine ads. The forward-looking statements are based on the opinions and estimates of management at the time the statements were made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks and uncertainties include, among others, the risk of unforeseen changes in client online advertising budgets, unanticipated losses of clients, the potential failure to attract new clients for a variety of reasons, including any inability by the Company to competitively market its services, the risk of fluctuating demand for the Company’s advertising services, the potential failure to maintain current, desired client relationships or to achieve effective advertising campaigns for existing clients, potential deterioration or slower-than-expected development of the Internet advertising market, quarterly and seasonal fluctuations in operating results, timing variations on the part of advertisers to implement advertising campaigns, costs and risks related to any possible future acquisitions of technologies, businesses or brands, the short term nature of the Company’s contracts with clients which generally are cancelable on 90 days’ or less notice, and the uncertainties, potential costs, and possible business impacts of unfavorable rulings in previously announced lawsuits involving the Company. More information about factors that could cause actual results to differ materially from those predicted in the Company’s forward-looking statements is set out in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2003, filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of the article. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in the article, whether as a result of new information, future events or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 News Article published by Dow Jones Newswires, dated August 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2003

AQUANTIVE, INC.

By:	/s/ JEFFREY J. MILLER
Name: Title:	Jeffrey J. Miller Senior Vice President, Legal and Privacy Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Article published by Dow Jones Newswires, dated August 1, 2003.